April 22, 2020

BNY MELLON OPPORTUNITY FUNDS

- BNY Mellon Japan Womenomics Fund

Supplement to Current Summary Prospectus and Prospectus

The government of Japan has designated five days, April 29, 2020 and May 3, 2020 through May 6, 2020, as national holidays in Japan.  During this period, the securities markets in Japan will be closed.  Consequently, the fund will close to new and existing investors and no purchases of fund shares will be permitted during the national holidays in Japan.  The fund will reopen to new and existing shareholders on May 7, 2020.

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